Exhibit 99.1

Marchex Announces Third Quarter 2017 Results

SEATTLE – November 2, 2017-- Marchex, Inc. (NASDAQ:MCHX), a leading provider of call analytics that drive, measure, and convert callers into customers, today announced its financial results for the third quarter ended September 30, 2017.

Q3 2017 Financial Highlights

•	Revenue was $22.1 million for the third quarter of 2017, compared to $30.7 million for the third quarter of 2016.
•	Net loss was $811,000 for the third quarter of 2017 or $0.02 per diluted share. For the third quarter of 2016, net loss was $5.9 million or $0.14 per diluted share.
	Q3 2016	Q3 2017
Revenue	$30.7 million	$22.1 million
Non-GAAP Results[1]:
Enterprise Revenue[2]	$24.0 million	$17.5 million
Adjusted OIBA	($3.7) million	$0.3 million
Adjusted EBITDA	($2.9) million	$1.1 million
Cash Balance	$105 million	$104 million

•	Adjusted non-GAAP income (loss) per share[1] for the third quarter of 2017 was $0.00, compared to ($0.06) for the third quarter of 2016.
•	During the third quarter of 2017, YP contributed $4.6 million in revenue, compared to $6.7 million in the third quarter of 2016.

[1]

Reconciliations of non-GAAP measures are included in the financial tables attached to this press release and we encourage investors to examine the reconciling adjustments between the GAAP and non-GAAP measures.

[2]	Enterprise Revenue represents total revenue less revenue generated from contracts with YP.

Strategic Priorities Update

Grow New and Existing Enterprise Client Relationships.  Positive progress in the development of its sales pipeline. Marchex has added more than 30 new clients year to date and launched more than 5 new trials over that same timeframe across many of its new products. Marchex is beginning to more deeply penetrate its core verticals, such as Auto and Travel.

Accelerate Product Innovation. In October 2017, Marchex announced new enhancements to its industry leading Marchex Speech Analytics solution, including updates to its Call DNA user interface, which now accepts user input on Artificial Intelligence predicted outcomes. The direct in-app feedback from customers will allow Marchex to continually improve the overall accuracy of its speech recognition technology. These enhancements improved the accuracy of word transcription by reducing the Word Error Rate by 15%. This increased accuracy of conversational speech recognition enables marketers and sales teams to gain deeper insights from inbound calls, which can be used to optimize media spend and sales operations.

•

Marchex Institute Study.  In October 2017, Marchex released an industry index report that benchmarks the call-handling performance of 16 major car brands. The study leveraged Marchex’s proprietary Speech Analytics solution to analyze millions of anonymized calls in the United States and found that more than 19% of calls go unanswered by the dealer or are abandoned by the customer. Poor handling of any phone call can result in lost or delayed opportunities that could otherwise have been appointments, sales, or positive customer experiences which could cost auto dealers potential sales opportunities.

“We continue to focus relentlessly on our customers, which is enabling us to develop new opportunities and open the door for long-term growth,” said Michael Arends, Chief Financial Officer. “Our early focus on expanding our product pipeline is translating to new pilots and customers. In addition, we posted our second consecutive quarter of positive operating cash generation.”

Business Outlook

The following forward-looking statements reflect Marchex's expectations as of November 2, 2017.

Financial Guidance for the Fourth Quarter ending December 31, 2017

Revenue	$21 million or more
Adjusted OIBA[1]	loss of $0.5 million or better
Adjusted EBITDA[1]	$0.5 million or better

Conference Call and Webcast Information

Management will hold a conference call, starting at 5:00 p.m. ET on Thursday, November 2, 2017, to discuss its third quarter ended September 30, 2017 financial results and other company updates. Access to the live webcast of the conference call will be available online from the Investors section of Marchex’s website at www.marchex.com. An archived version of the webcast will also be available at the same location, beginning two hours after completion of the call.

About Marchex

Marchex understands the best customers are those who call your company - they convert faster, buy more, and churn less. Marchex provides solutions that help companies drive more calls, understand what happens on those calls, and convert more of those callers into customers. Our actionable intelligence strengthens the connection between companies and their customers, bridging the physical and digital world, to help brands maximize their marketing investments and operating efficiencies to acquire the best customers.

Please visit http://www.marchex.com, www.marchex.com/blog or @marchex on Twitter (Twitter.com/Marchex), where Marchex discloses material information from time to time about the company, its financial information, and its business.

Forward-Looking Statements:

This press release contains forward-looking statements that involve substantial risks and uncertainties. All statements, other than statements of historical facts, included in this press release regarding our strategy, future operations, future financial position, future revenues, other financial guidance, acquisitions, dispositions, projected costs, prospects, plans and objectives of management are forward-looking statements. We may not actually achieve the plans, intentions, or expectations disclosed in our forward-looking statements and you should not place undue reliance on our forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements we make. There are a number of important factors that could cause Marchex's actual results to differ materially from those indicated by such forward-looking statements including but not limited to product demand, order cancellations and delays, competition and general economic conditions. These factors are described in greater detail in the "Risk Factors" section of our most recent periodic report and registration statement filed with the SEC. All of the information provided in this release is as of November 2, 2017 and Marchex undertakes no duty to update the information provided herein.

In the event the press release contains links to third party websites or materials, the links are provided solely as a convenience to you. Marchex is not responsible for the content of linked third-party sites or materials and does not make any representations regarding the content or accuracy thereof.

Non-GAAP Financial Information:

To supplement Marchex's consolidated financial statements presented in accordance with GAAP and to provide clarity internally and externally, Marchex uses certain non-GAAP measures of financial performance and liquidity, including OIBA, Adjusted OIBA, Adjusted EBITDA, and Adjusted non-GAAP income (loss) per share. Marchex also provides Enterprise Revenue, which represents revenue excluding Yellowpages.com LLC (“YP”) revenue generating contracts and other Archeo related transition activities which were insignificant.

OIBA represents income (loss) from operations excluding stock-based compensation expense. This measure, among other things, is one of the primary metrics by which Marchex evaluates the performance of its business. Additionally, Marchex's management uses Adjusted OIBA, which excludes acquisition and disposition related costs and impairment of goodwill, as these items are not indicative of Marchex’s recurring core operating results. Adjusted OIBA is the basis on which Marchex's internal budgets are based and by which Marchex's management is currently evaluated. Marchex believes these measures are useful to investors because they represent Marchex's consolidated operating results, taking into account depreciation and other intangible amortization, which Marchex believes is an ongoing cost of doing business, but excluding the effects of certain other expenses such as stock-based compensation, acquisition and disposition related costs, and impairment of goodwill. Adjusted EBITDA represents income (loss) before interest, income taxes, depreciation, amortization, stock compensation expense, acquisition and disposition related costs, and impairment of goodwill. Marchex believes that Adjusted EBITDA is another alternative measure of liquidity to GAAP net cash provided by (used in) operating activities that provides meaningful supplemental information regarding liquidity and is used by Marchex's management to measure its ability to fund operations and its financing obligations. Financial analysts and investors may use Adjusted OIBA and EBITDA and Enterprise Revenue to help with comparative financial evaluation to make informed investment decisions. Adjusted non-GAAP income (loss) per share represents Adjusted non-GAAP income (loss) divided by GAAP diluted shares outstanding. Adjusted non-GAAP income (loss) generally captures those items on the statement of operations that have been, or ultimately will be, settled in cash exclusive of certain items that are not indicative of Marchex’s recurring core operating results and represents net income (loss) applicable to common stockholders plus the net of tax effects of: (1) stock-based compensation expense, (2) acquisition and disposition related costs,  (3) interest and other income (expense), and (4) impairment of goodwill. Financial analysts and investors may use Adjusted non-GAAP income (loss) per share to analyze Marchex's financial performance since these groups have historically used EPS related measures, along with other measures, to estimate the value of a company, to make informed investment decisions, and to evaluate a company's operating performance compared to that of other companies in its industry.

Marchex's management believes that investors should have access to, and Marchex is obligated to provide, the same set of tools that management uses in analyzing the company's results. These non-GAAP measures should be considered in addition to results prepared in accordance with GAAP, and should not be considered in isolation, as a substitute for, or superior to, GAAP results. Marchex’s non-GAAP financial measures may be defined differently from time to time and may be defined differently than similar titled terms used by other companies, and accordingly, care should be exercised in understanding how Marchex defines its non-GAAP financial measures in this release. Marchex endeavors to compensate for the limitations of the non-GAAP measures presented by providing the comparable GAAP measure with equal or greater prominence, GAAP financial statements, and detailed descriptions of the reconciling items and adjustments, including quantifying such items, to derive the non-GAAP measure.

For further information, contact:

Trevor Caldwell
Marchex Investor Relations

Telephone: 206.331.3600
Email: ir(at)marchex.com

Or

MEDIA INQUIRIES

Marchex Corporate Communications

Telephone: 206.331.3434

Email: pr(at)marchex.com

MARCHEX, INC. AND SUBSIDIARIES

Condensed Consolidated Statements of Operations

(in thousands, except per share amounts)

(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2016	2017	2016	2017
Revenue	$30,749	$22,053	$101,146	$68,444
Expenses:
Service costs (1)	18,505	11,917	60,964	37,690
Sales and marketing (1)	5,562	3,612	16,733	12,075
Product development (1)	6,832	4,256	21,859	13,809
General and administrative (1)	5,320	3,144	15,815	10,568
Acquisition and disposition related costs	354	—	662	—
Total operating expenses	36,573	22,929	116,033	74,142
Impairment of goodwill	—	—	(63,305)	—
Loss from operations	(5,824)	(876)	(78,192)	(5,698)
Interest income (expense) and other, net	(15)	77	(90)	134
Loss before provision for income taxes	(5,839)	(799)	(78,282)	(5,564)
Income tax expense	15	12	40	37
Net loss applicable to common stockholders	$(5,854)	$(811)	$(78,322)	$(5,601)

Basic and diluted net loss per Class A and Class B share applicable to common stockholders	$(0.14)	$(0.02)	$(1.88)	$(0.13)
Shares used to calculate basic net loss per share applicable to common stockholders:
Class A	5,233	5,056	5,233	5,056
Class B	36,639	37,820	36,372	37,565
Shares used to calculate diluted net loss per share applicable to common stockholders:
Class A	5,233	5,056	5,233	5,056
Class B	41,872	42,876	41,605	42,621

(1) Includes stock-based compensation allocated as follows:
Service costs	$160	$130	$565	$385
Sales and marketing	353	299	1,321	768
Product development	206	199	1,367	497
General and administrative	1,060	534	3,993	1,850
Total	$1,779	$1,162	$7,246	$3,500

MARCHEX, INC. AND SUBSIDIARIES

Condensed Consolidated Balance Sheets

(in thousands)

(unaudited)

	December 31,	September 30,
	2016	2017
Assets
Current assets:
Cash and cash equivalents	$103,950	$104,377
Accounts receivable, net	18,922	14,893
Prepaid expenses and other current assets	1,531	1,905
Refundable taxes	98	86
Total current assets	124,501	121,261
Property and equipment, net	3,557	2,538
Other assets, net	214	328
Total assets	$128,272	$124,127
Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$6,811	$5,265
Accrued expenses and other current liabilities	7,707	6,345
Deferred revenue	349	335
Total current liabilities	14,867	11,945
Other non-current liabilities	134	988
Total liabilities	15,001	12,933
Stockholders’ equity:
Class A common stock	53	53
Class B common stock	380	386
Additional paid-in capital	360,422	363,977
Accumulated deficit	(247,584)	(253,222)
Total stockholders’ equity	113,271	111,194
Total liabilities and stockholders’ equity	$128,272	$124,127

MARCHEX, INC. AND SUBSIDIARIES

(in thousands)

(unaudited)

Reconciliation of GAAP Loss from Operations to Operating Income (Loss) Before Amortization (OIBA)

and Adjusted Operating Income (Loss) Before Amortization (Adjusted OIBA)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2016	2017	2016	2017
Loss from operations	$(5,824)	$(876)	$(78,192)	$(5,698)
Stock-based compensation	1,779	1,162	7,246	3,500
Operating income (loss) before amortization (OIBA)	(4,045)	286	(70,946)	(2,198)
Acquisition and disposition related costs	354	—	662	—
Impairment of goodwill	—	—	63,305	—
Adjusted operating income (loss) before amortization (Adjusted OIBA)[1]	$(3,691)	$286	$(6,979)	$(2,198)

Reconciliation from Net Cash provided by (used in) Operating Activities to Adjusted EBITDA

	Three Months Ended September 30,		Nine Months Ended September 30,
	2016	2017	2016	2017
Net cash provided by (used in) operating activities	$(220)	$2,316	$(2,873)	$1,692
Changes in assets and liabilities	(3,085)	(1,178)	(2,438)	(1,528)
Income tax expense	15	12	40	37
Acquisition and disposition related costs	354	—	662	—
Interest (income) expense and other, net	12	(77)	87	(134)
Adjusted EBITDA[1]	$(2,924)	$1,073	$(4,522)	$67

Net cash used in investing activities	$(235)	$(377)	$(829)	$(1,289)

Net cash provided by (used in) financing activities	$(47)	$9	$(178)	$24

[1]	Includes reorganization costs of approximately $700,000 in Q1 2017.

Reconciliation from Revenue to Enterprise Revenue

	Three Months Ended September 30,		Nine Months Ended September 30,
	2016	2017	2016	2017
Revenue	$30,749	$22,053	$101,146	$68,444
Less: YP Revenue	6,747	4,584	23,357	14,816
Less: Other	—	—	21	—
Enterprise Revenue[2]	$24,002	$17,469	$77,768	$53,628

[2]	Enterprise Revenue represents total revenue less revenue generated from contracts with YP and other Archeo related transition activities.

MARCHEX, INC. AND SUBSIDIARIES

Reconciliation of GAAP Net Loss per Share to Adjusted Non-GAAP Income (Loss) per Share

(in thousands, except per share amounts)

(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2016	2017	2016	2017
Adjusted Non-GAAP income (loss) per share	$(0.06)	$0.00	$(0.11)	$(0.04)

Net loss per share applicable to common stockholders - diluted (GAAP loss per share)	$(0.14)	$(0.02)	$(1.88)	$(0.13)
Shares used to calculate diluted net loss per share applicable to common stockholders	41,872	42,876	41,605	42,621

Net loss applicable to common stockholders	$(5,854)	$(811)	$(78,322)	$(5,601)
Stock-based compensation	1,779	1,162	7,246	3,500
Acquisition and disposition related costs	354	—	662	—
Impairment of goodwill	—	—	63,305	—
Interest (income) expense and other, net	15	(77)	90	(134)
Estimated impact of income taxes	1,248	(104)	2,342	725
Adjusted Non-GAAP income (loss)	$(2,458)	$170	$(4,677)	$(1,510)
Adjusted Non-GAAP income (loss) per share	$(0.06)	$0.00	$(0.11)	$(0.04)

Shares used to calculate diluted net loss per share applicable to common stockholders (GAAP)	41,872	42,876	41,605	42,621
Weighted average stock options and common shares subject to purchase or cancellation (if applicable)	—	186	—	—
Diluted shares used to calculate Adjusted Non-GAAP income (loss) per share [1]	41,872	43,062	41,605	42,621

[1]

For the purpose of computing the number of diluted shares for Adjusted Non-GAAP income (loss) per share, Marchex uses the accounting guidance that would be applicable for computing the number of diluted shares for GAAP net income (loss) per share.